OLD WESTBURY FUNDS, INC.

Old Westbury Core Equities Fund
Old Westbury Growth Opportunity Fund
Old Westbury International Fund
Old Westbury Fixed Income Fund
Old Westbury Municipal Bond Fund

SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 28, 1999

The Trust has changed its address for new applications, investments, redemptions, exchanges and service requests. The new address is as follows:

Old Westbury Funds
PO Box 180267
Columbus OH 43218-2067

     In addition, Harry P. Rekas has resigned as Portfolio Manager of Old Westbury Growth Opportunity Fund. Please replace his biography on page 19 with the following:

     "Timothy J. Morris, Senior Executive Vice President and Chief Investment Officer, has been primarily responsible for the day- to- day management of Growth Opportunity Fund since November 1999. Mr. Morris is also Chief Investment Officer for the Advisor and Chairman of the Advisor's Investment Strategy Committee. Prior to joining Bessemer in 1995, Mr. Morris was with The Portfolio Group, a subsidiary of Chemical Banking Corporation from 1988 to 1995, as President and Chief Investment Officer. Mr. Morris received a B.A. in Economics from King's College in 1964 and did post-graduate work in Economics at the University of Maryland."

     Finally, on page 14 the Trust's Transfer Agent has changed from FSSI to Bysys Fund Services (BFS).

                                                               November 11, 1999

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        680414109
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G01972-07 (11/99)